Exhibit 10.63

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY RESACA EXPLOITATION, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Shell Trading (US) Company

October 19, 2006

Resaca Exploitation, LP.
1221 Lamar, Suite 1175
Houston, TX 77010-3051

Attention: Ms. Mary Frances Deibert	STUSCO Purchase Contract No.: LPS790268
Amendment No.:
RESACA Contract No.:
Contract Date: May 1, 2006

Ms. Deibert:

This Agreement is made between SHELL TRADING (US) COMPANY (STUSCO), “Buyer” and RESACA EXPLOITATION, LP. (RESACA), “Seller” whereby each party agrees to sell and deliver and each party agrees to purchase and receive crude oil or condensate under the terms and conditions set forth in Exhibit A and Conoco Inc.’s General Provisions, attached hereto and made a part hereof.

Please confirm by fax to (713) 246-8693 that the above accurately records the terms and conditions of our agreement. If a reply is not received within ten (10) business days it will constitute acceptance of the terms stated herein.

Very truly yours,

SHELL TRADING (US) COMPANY

RESACA EXPLOITATION, LP

By	/s/ Ralph E. Carthrae	By	/s/ Ed Wuthrich
	Ralph E. Carthrae		Ed Wuthrich
	Attorney in Fact		Manager - Crude Oil Acquisition
Title
Date:	1-3-06

STUSCO Purchase Contract No.: LPS790268 Dated: May 1, 2006 Amendment No.: Resaca Exploitation, LP. Contract No.:	October 19, 2006

Exhibit A

RESACA Contact: Ms. Mary Frances Deibert	STUSCO Contact: Terry Newman
Phone: 713-753-1428	Phone: 432-687-4300 ext. 13

RESACA’S Sale and Delivery is STUSCO:

QUALITY: West Texas Intermediate type crude oil and West Texas Sour type crude oil.

QUANTITY: Equal to production from the lease(s) listed on Attachment “I”, approximately 125 bpd.

DELIVERY: Title and custody shall transfer from RESACA to STUSCO at the lease into STUSCO’S designated transporters trucks.

PRICE: ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****(1)

PAYMENT: Due on or before the 20th of the month following the month of delivery

TERM: May 1, 2006 through May 31, 2006 and continuing month to month thereafter until the first of the month following either party’s thirty (30) days advance written notice of termination.

ASSIGNMENT: The Contract shall extend to and be binding upon the successors and assigns of the Parties, but neither this Contract nor any part, specifically including the right to receive payment, shall be assigned or transferred by either Party or by law without the prior written consent of the other Party, which shall not be unreasonably withheld, and any assignment or transfer made by either Party without the other Party’s written consent need not be recognized by and shall not be binding upon the other Party.

LIMITATION OF LIABILITY: Neither party shall be liable for indirect, special, or consequential damages.

(1) CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY RESACA EXPLOITATION, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

STUSCO Purchase Contract No.: LPS790268	October 19, 2006

Dated: May 1, 2006

Amendment No.:

Resaca Exploitation, LP. Contract No.:

HAZARD COMMUNICATION: Seller shall provide its Material Safety Data Sheet (“MSDS”) to Buyer. Buyer acknowledges the hazards and risks in handling and using crude oil. Buyer shall read the MSDS and advise its employees, its affiliates and appropriate contractors who may purchase or come into contact with such crude oil, about the hazards of crude oil, as well as the precautionary procedures for handling said crude oil, which are set forth in such MSDS and any supplementary MSDS or written warning(s) which Seller may provide to Buyer from time to time. If seller fails to provide the MSDS, Buyer will provide MSDS annually to its relevant employees, affiliates, and appropriate contractors.

SPECIAL PROVISIONS: None

CUSTOMER NAME: RESACA EXPLOITATION, L.P.	SHELL TRADING (US) COMPANY
STUSCO/CUSTOMER CONTRACT: LPS790268
AMENDMENT:	ATTACHMENT 1
REVISED:

LEASE HEADER	LEASE NUMBER	PROPERTY NAME	COUNTY	STATE	CUSTOMER LEASE NUMBER	OPERATOR	PRICE BASIS	PLUS/LESS $/BBL(2)	DECIMAL INTEREST
42797	42797	COOPER JAL (HEADER)	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.5138311
42797	42804	COOPER JAL UNIT TR 1	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
42797	42806	COOPER JAL UNIT TR 2	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.9962500
42797	42807	COOPER JAL UNIT TR 4	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
42797	42808	COOPER JAL UNIT TR 5	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.6727500
42797	42812	COOPER JAL UNIT TR 8	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.5925781
42797	42813	COOPER JAL UNIT TR 18	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.6218750
42797	42814	COOPER JAL UNIT TR 19	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.8356773
42797	42815	COOPER JAL UNIT TR 21	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.9216750
42797	42816	COOPER JAL UNIT TR 22	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.5000000
42797	42817	COOPER JAL UNIT TR 25	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.6593750
42797	42818	COOPER JAL UNIT TR 26	LEA	NM		TORCH ENERGY SERVICES INC	PURR	****	0.5843740
0	80554	COTTON DRAW 9L #1	LEA	NM		TORCH ENERGY SERVICES INC	XTT	****	1.0000000
0	80577	BT-BN 25 FED # 25	EDDY	NM		TORCH ENERGY SERVICES INC	XTT	****	1.0000000
0	42783	S M HALLEY	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42788	O CLAPP	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42794	HOWE “A”	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42795	HENDRICK ‘B’	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42796	CENTRAL STATE BANK	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
42819	42819	JORDAN/SAN ANDRES/UNIT	CRANE	TX		TORCH ENERGY SERVICES INC	PURR	****	0.0000000
0	42824	SEALY, GEORGE “47”	WARD	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42831	DRANE	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42835	MORTON	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42863	HOWE “B” & “C”	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42864	HOWE, J F -A- & B	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42866	CRENSHAW	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42867	VADEN	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42868	ARCO-CUMMINS “A”	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42869	FERNANDES RANCH	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42870	CUMMINS	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42871	SUN-WALTON	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42927	COLBY	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42928	WOODLEY-HALLEY	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42928	MURKO -H-	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42930	CLAPP	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	42946	DUVAL ROYALTY	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43161	MCCUTCHEN	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43162	MORTON-TOBE	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43163	CONTINENTAL-HALLEY	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43164	ESTILL HALLEY UNIT	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43165	THOMPSON-COWDEN	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43334	OSCAR “A” CLAPP	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43745	MCCURDY-MCCUTCHEON	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43753	HALLEY -C-	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	43910	IVERSON-COWDEN	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	55805	CLAPP, RAY	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	81015	DESPAIN HALLEY	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000
0	91235	IDA HENDRICK -A-	WINKLER	TX		TORCH ENERGY SERVICES INC	PURR	****	1.0000000

(2) CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY RESACA EXPLOITATION, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

1

Shell Trading (US) Company

Two Houston Center

909 Fannin Street

Houston, TX 77010-1014

Facsimile: (713) 246 8682

Please note that all contractual correspondence for this deal and all future deals between our companies must be directed to the following address. STUSCO will not be held responsible for delays resulting from correspondence sent to any other place.

As agreed between the respective traders at the time of negotiation. STUSCO is the documenting party and this Contract is the governing document and any contract or contract confirmation generated by the Counterparty shall be used solely for the purpose of confirming detail, e.g., price, term, quantity, quality, and time, place and method of delivery agreed to at the time of negotiation.

Confirming agreement between Terry Newman of Shell Trading (US) Company and Mary Frances Delbert of Resaca Operating Company., whereby we mutually agree to amend the referenced Contract as follows:

CONTRACT REF. NO. LPS790268 AMENDMENT 004

Effective AUGUST 1, 2009 PRICE CHANGE as listed on Attachment 1.

All other terms and conditions remain unchanged.

CONTRACTUAL CONTACT:

Name Jacobo Villarreal	Telephone No.: 713-230-3626	Fax No.: 713-246-8682

CREDIT CONTACT:
Counterparties (A-L)
Name: Saud Qazi	Telephone No.: 713-230-7832	Fax No.: 713-230-7925

Counterparties (M-Z)
Name: Steve Clarke	Telephone No.: 713-767-5336	Fax No.: 713-230-7925

INVOICING CONTACT:
Name: Ken Currens	Telephone No.: 713-230-3410	Fax No.: 713-230-5150

MSDS CONTACT:
Name: STUSCO HSE Department		Fax No.: 713-246-8941
Email: HSE-Shell-Trading-NA@SHELL.com

Please ensure that you quote our contract ref. LPS790268 in all correspondence.

Please confirm by fax to (713) 246 8682 that the foregoing is a full and accurate record of the agreement reached between us. If a reply is not received within TEN (10) business days it will constitute acceptance of the terms herein.

Regards,

Shell Trading (US) Company

By:	/s/ [ILLEGIBLE]	By:	/s/ Ralph E. Carthrae
For Terry Newman		Resaca Operating Company

PRICE CODE REFERENCE SHEET(3)

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****(3)

(3) CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY RESACA EXPLOITATION, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

CUSTOMER NAME: RESACA OPERATING COMPANY	SHELL TRADING (US) COMPANY
STUSCO/CUSTOMER CONTRACT: LPS790268
AMENDMENT: 004	ATTACHMENT 1

LEASE HEADER	LEASE NUMBER	PROPERTY NAME	COUNTY	STATE	OPERATOR	PRICE BASIS	PLUS/LESS S/BBL (4)	DECIMAL INTEREST	PAYMENT TERMS	TAX STATUS
42819	42819	JORDAN/SAN ANDRES/UNIT	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	0.0000000	DB	A
42819	42947	JORDAN SAN ANDRES UNIT TR 1	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42948	JORDAN SAN ANDRES UNIT TR 2	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42949	JORDAN SAN ANDRES UNIT TR 3	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42950	JORDAN SAN ANDRES UNIT TR 4	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42951	JORDAN SAN ANDRES UNIT TR 5	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42952	JORDAN SAN ANDRES UNIT TR 6	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42953	JORDAN SAN ANDRES UNIT TR 7	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42954	JORDAN SAN ANDRES UNIT TR 8	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
42819	42955	JORDAN SAN ANDRES UNIT TR 9	CRANE	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DB	A
0	80554	COTTON DRAW 9L#1	LEA	NM	RESACA OPERATING COMPANY	XTT	*****	1.0000000	DB	A
0	80577	BT-BN 25 FED #25	EDDY	NM	RESACA OPERATING COMPANY	XTT	*****	1.0000000	DB	A

EFFECTIVE AUGUST 01, 2009: PRICE CHANGE
0	42783	S M HALLEY	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42786	O CLAPP	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42794	HOWE “A”	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42795	HENDRICK ‘B’	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42796	CENTRAL STATE BANK	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42824	SEALY, GEORGE “47”	WARD	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42831	DRANE	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42835	MORTON	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42863	HOWE “B” & “C”	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42864	HOWE, J F -A- & B	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42866	CRENSHAW	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42867	VADEN	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42865	ARCO-CUMMINS “A”	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42868	FERNANDES RANCH	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42870	CUMMINS	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42871	SUN-WALTON	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42927	COLBY	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42928	WOODLEY-HALLEY	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42929	MURKO -H-	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42930	CLAPP	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	42946	DUVAL ROYALTY	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43161	MCCUTCHEN	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43162	MORTON, TOBE	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43163	CONTINENTAL-HALLEY	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43164	ESTILL HALLEY UNIT	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43165	THOMPSON-COWDEN	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43334	OSCAR “A” CLAPP	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43745	MCCURDY-MCCUTCHEON	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43753	HALLEY -C-	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	43910	INVERSON-COWDEN	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	55605	CLAPP, PAY	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	81015	DESPAIN HALLEY	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B
0	91235	IDA HENDRICK -A-	WINKLER	TX	RESACA OPERATING COMPANY	PRR	*****	1.0000000	DA	B

(4) CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY RESACA EXPLOITATION, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

CUSTOMER NAME: RESACA OPERATING COMPANY	SHELL TRADING (US) COMPANY
STUSCO/CUSTOMER CONTRACT: LPS790268
AMENDMENT: 004	ATTACHMENT 1

PAYMENT TERMS

CI = BY STUSCO TO SELLER AFTER RECEIPT OF INV

DA = BY STUSCO TO SELLER

DB = BY STUSCO TO INDIVIDUAL INTEREST OWNERS

MX = BY STUSCO TO SELLER

TAX STATUS

A = STUSCO IS IST PURCHASER, STUSCO WILL COLLECT & REMIT

B = TO BE PAID BY SELLER

C = STUSCO WILL COLLECT AND REMIT APPLICABLE TAXES

D = TO BE PAID BY SELLER

E = PURCHASER REQUIRED TAXES ARE TO BE PAID BY STUSCO